Exhibit 10.71

SECOND AMENDMENT TO

PURCHASE AND SALE CONTRACT

THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this “Second Amendment”) is made and entered into this 26th day of November, 2008 (the "Second Amendment Date"), by and between CCIP PALM LAKE, L.L.C., a Delaware limited liability company, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”), and BLACKHAWK APARTMENT OPPORTUNITY FUND II LLC, an Illinois limited liability company, having a principal address at 100 North LaSalle Street, Suite 2200, Chicago, Illinois  60602 (“Purchaser”).

R E C I T A L S:

A.                 Seller and Purchaser previously entered into that certain Purchase and Sale Contract dated October 24, 2008, as amended by that certain First Amendment to Purchase and Sale Contract dated November 24, 2008 and assigned by Purchaser to PL Apartments LLC, a Florida limited liability company ("Assignee"), (collectively, the “Agreement”), relating to the sale and purchase of the property described therein.

B.                 Seller and Purchaser desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of these premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

1.                  Recitals; Definitions.  The recitals set forth above are hereby incorporated herein.  All initial capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

2.                  Escrow Agent.  Section 2.2.1 and Section 13.7 of the Agreement are hereby amended and restated to provide that Escrow Agent and Title Insurer is as follows:

Fidelity National Title Insurance Co.

8450 East Crescent Parkway #410

Greenwood Village, Colorado 80111

Attention:  Darren W. Hone

Telephone: (720) 200-1200

Facsimile: (720) 489-7592

E-mail: darren.hone@fnf.com

The Escrow Agent Signature Page attached hereto as Exhibit A is hereby inserted into the Agreement as of the Second Amendment Date in place of the original Escrow Agent Signature Page executed by LandAmerica Financial Group, Inc.  Escrow Agent (as such term has been amended by this Second Amendment) hereby joins in the execution of this Second Amendment for the purpose of agreeing to the provisions of Section 2.3 of the Agreement as of the Second Amendment Date.  Escrow Agent acknowledges that it is in possession of the Deposit pursuant to the Contract, which Deposit equals $300,000.00, plus interest of $198.10, as of the Second Amendment Date.

3.                  Counterparts.  This Second Amendment may be executed and delivered in any number of original or facsimile counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

4.                  Ratification.  The Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed, as amended by this Second Amendment.  In the event of any conflict between the Agreement and this Second Amendment, the terms and conditions of this Second Amendment shall control.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Second Amendment as of the date set forth above.

            Seller:

CCIP PALM LAKE, L.L.C.,

a Delaware limited liability company

By:       CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP,

            a Delaware limited partnership,

            its member

            By:       CONCAP EQUITIES, INC.,

                        a Delaware corporation,

                        its general partner

                        By:  /s/Brian J. Bornhorst

                        Name:  Brian J. Bornhorst

                        Title:  Vice President

[Purchaser's Signature Page Follows]

Purchaser:

BLACKHAWK APARTMENT OPPORTUNITY FUND II, LLC,
an Illinois limited liability company

By:       Blackhawk Fund Manager II LLC,
its manager

By:  /s/Gary S. Richman
Name:  Gary S. Richman
Title:  Member

[Assignee's Signature Page Follows]

            Assignee hereby joins in the execution of this Second Amendment for the purpose of agreeing to pay and perform all of Purchaser's obligations under the Agreement, as amended by this Second Amendment, on the terms and conditions set forth in that certain Assignment and Assumption of Purchase and Sale Contract between Purchaser and Assignee dated November 24, 2008.

                                                            Assignee:

                                                            PL APARTMENTS LLC, a Florida limited liability company

By:       Blackhawk Apartment Opportunity Fund II, LLC,
            an Illinois limited liability company, its manager

            By:     Blackhawk Fund Manager II LLC,
          its manager

By:  /s/Gary S. Richman
Name:  Gary S. Richman
Title:  Manager

[Escrow Agent's Signature Page Follows]

            Escrow Agent hereby joins in the execution of this Second Amendment for the purposes set forth in Section 2 of this Second Amendment.

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE

CO.

By:  /s/Darren W. Hone
Name:  Darren W. Hone
Title:  Vice President